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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 20, 1998 included in PolyVision Corporation's Form 10-K for the year ended April 30, 1998.

                                                      ARTHUR ANDERSEN LLP

         Pittsburgh, Pennsylvania
         August 31, 1998